ACQUISITION AND DISPOSITION OF MINERAL INTERESTS AND CORPORATE TRANSACTIONS - Acquisition of Mineração Riacho dos Machados Ltda, fair values of assets and liabilities acquired (Details) - Mineração Riacho dos Machados Ltda
$ in Millions
Apr. 29, 2016 USD ($)
Disclosure of detailed information about business combination [line items]
Cash	$ 0.3
Net working capital acquired	2.3
Property, plant and equipment (including mineral interests)	57.4
Non-current liabilities	(6.1)
Net identifiable assets	53.9
Financial assets recognised as of acquisition date	$ 2.6